POTLATCH CORPORATION

                              1983 STOCK OPTION PLAN

              (As Amended and Restated Effective December 2, 1999)


                  1.   PURPOSE.

                  This 1983 Stock Option Plan of Potlatch Corporation

         (the "Corporation") and its eligible subsidiaries is intended to provide incentive to employees of the Corporation or of its subsidiaries, to encourage employee proprietary interest in the Corporation and to encourage employees to remain in the employ of the Corporation or of its subsidiaries.

                  2.   DEFINITIONS.

                  (a)   "Board"   shall mean the Board of Directors of

         the Corporation.

                  (b)   "Code"   shall mean the Internal Revenue Code

         of 1986, as amended.

                  (c)   "Committee"   shall mean the Committee appointed

         by the Board in accordance with Section 4 of the Plan.

                  (d)   "Common Stock"   shall mean the $1 par value

         Common Stock of the Corporation.

                  (e)   "Corporation"   shall mean Potlatch Corporation,

         a Delaware corporation.

                  (f)   "Disability"   shall mean the condition of an

         Employee who is unable to engage in any substantial gainful

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                                                            Exhibit (10)(f)

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         activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a con-

         tinuous period of not less than twelve (12) months.

                  (g)   "Employee"   shall mean an individual (who may

         be an officer or a director) employed by the Corporation or a Subsidiary (within the meaning of Code section 3401 and

         the regulations thereunder).

                  (h)   "Exercise Price"   shall mean the price per

         Share of Common Stock, determined by the Committee, at which an Option may be exercised.

                  (i)   "Fair Market Value"   of a Share as of a

         specified date shall mean the closing price at which such

         Shares are traded at the close of business on such date as reported on the composite tape, or if no trading of the

         Common Stock is reported for that day, on the next preceding day on which trading was reported.

                  (j)   "Incentive Stock Option"   shall mean an

         Option described in Code section 422A(b).

                  (k)   "Nonqualified Stock Option"  shall mean an

         Option not described in Code sections 422(b), 423(b).

                  (l)   "Option"   shall mean a stock option granted

         pursuant to the Plan.

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                  (m)   "Optionee"   shall mean an Employee who has

         received an Option.

                  (n)   "Plan"   shall mean this stock option plan.

                  (o)   "Purchase Price"   shall mean the Exercise

         Price times the number of whole shares with respect to which an Option is exercised.

                  (p)   "Rules"   shall mean the regulations and rules

         adopted from time to time by the Committee.

                  (q)   "Share"   shall mean one Share of Common

         Stock, adjusted in accordance with Section 10 of the Plan

         (if applicable).

                  (r)   "Subsidiary"   shall mean any corporation in

         an unbroken chain of corporations beginning with the Corpo-

         ration if each of the corporations other than the last

         corporation in the unbroken chain owns stock possessing

         fifty percent (50%) or more of the total combined voting

         power of all classes of stock in one of the other corpora-

         tions in such chain.

                  3.   EFFECTIVE DATE.

                  This Plan was adopted by the Board effective

         September 24, 1983, and was last amended and restated

         effective December 2, 1999.

                  4.   ADMINISTRATION.

                  The Plan shall be administered by a committee (the

         "Committee") appointed by the Board, consisting of not less

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         than three disinterested members thereof.  The Board may

         from time to time remove members from, or add members to,

         the Committee.  Vacancies on the Committee, howsoever

         caused, shall be filled by the Board.  The Board shall

         appoint one of the members of the Committee as Chairman.

         The term "Disinterested Members of the Board" shall include only members of the Board who are not active Employees of

         the Corporation or of any of its Subsidiaries, who are not

         eligible to receive a discretionary award of Options under this Plan or any other stock option plan of the Corporation and who have not been eligible to receive such Options for at least one year preceding appointment as a member of the

         Committee.

                  The Committee shall hold meetings at such times

         and places as it may determine.  Acts of a majority of the

         Committee at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the

         Committee, shall be the valid acts of the Committee.  The

         Committee, with the advice and consultation of the Chairman of the Board of the Corporation, shall from time to time at its discretion make determinations with respect to Employees who shall be granted Options, the number of Shares to be

         optioned to each and the designation of such Options as

         Incentive Stock Options or Nonqualified Stock Options.

                  The interpretation and construction by the Commit-

         tee of any provisions of the Plan or of any Option granted

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         thereunder shall be final.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

                  5.   ELIGIBILITY.

                  Optionees shall be such key Employees (who may be

         officers, whether or not they are directors) of the Corpora-

         tion or of its Subsidiaries as the Committee shall select,

         but subject to the terms and conditions set forth below.

                  (a)   Ten Percent Shareholders.

                  An Employee who owns more than ten percent (10%)

         of the total combined voting power of all classes of Out-

         standing Stock of the Corporation, its parent or any of its

         Subsidiaries is not eligible to receive an Incentive Stock

         Option pursuant to this Plan.

                  For purposes of this Section 5(a), in determining

         stock ownership, an Employee shall be considered as owning the Shares owned, directly or indirectly, by or for his

         brothers and sisters, spouse, ancestors, and lineal descen-

         dants.  Shares owned, directly or indirectly, by or for a

         corporation, partnership, estate, or trust shall be consid-

         ered as being owned proportionately by or for its sharehold-

         ers, partners, or beneficiaries.  Stock with respect to

         which such Employee holds an Option shall not be counted.

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                  For purposes of this Section 5(a), "Outstanding

         Stock" shall include all Shares actually issued and out-

         standing immediately after the grant of the Option to the

         Optionee. Outstanding Stock shall not include treasury

         Shares or Shares authorized for issue under outstanding

         Options held by the Optionee or by any other person.

                  (b)   Number of Options.

                  An Optionee may hold more than one Option, but

         only on the terms and subject to the restrictions herein-

         after set forth.

                  6.   STOCK.

                  The stock subject to Options granted under the

         Plan shall be Shares of the Corporation's authorized but

         unissued or reacquired Common Stock.  The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed one million two hundred thousand

         (1,200,000).  The number of Shares subject to Options

         outstanding under the Plan at any time may not exceed the

         number of Shares remaining available for issuance under the

         Plan.  In the event that any outstanding Option under the

         Plan for any reason expires or is terminated, the Shares

         allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

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                   The limitations established by this Section 6

         shall be subject to adjustment upon the occurrence of the

         events specified and in the manner provided in Section 10

         hereof.


                  7.   TERMS AND CONDITIONS OF OPTIONS.

                  Options granted pursuant to the Plan shall be

         evidenced by written agreements in such form as the Committee shall from time to time determine, which agreements shall

         comply with and be subject to the following terms and

         conditions:

                  (a)  Optionee's Agreement.

                  Each Optionee shall agree to remain in the employ

         of and to render to the Corporation or to a Subsidiary his or her services for a period of one (1) year from the date of the granting of the Option, but such agreement shall not impose upon the Corporation or its Subsidiaries any obliga-

         tion to retain the Optionee in their employ for any period.

                  (b)  Number of Shares.

                  Each Option shall state the number of Shares to

         which it pertains and shall provide for the adjustment

         thereof in accordance with the provisions of Section 10

         hereof.

                  (c)  Exercise Price.

                  Each Option shall state the Exercise Price, which

         price shall not be less than:  (i) In the case of an Incentive

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         Stock Option, the Fair Market Value of a Share on the date of grant; or (ii) In the case of a Nonqualified Stock

         Option, eighty-five percent (85%) of the Fair Market Value of a Share on the date of grant.

                   (d)  Medium and Time of Payment.

                  The Purchase Price shall be payable in full in

         United States dollars upon the exercise of the Option;

         provided, however, that, with the consent of the Committee and in accordance with its Rules, the Purchase Price may be paid by the surrender of Shares in good form for transfer,

         owned by the person exercising the Option and having a Fair

         Market Value on the date of exercise equal to the Purchase

         Price or in any combination of cash and Shares, so long as the total of the cash so paid and the Fair Market Value of the Shares surrendered equals the Purchase Price.  No Share shall be issued until full payment therefor has been made.

                  (e)   Term and Exercise of Options;

                        Nontransferability of Options.

                  Each Option shall state the time or times when it

         becomes exercisable and the time or times any stock appre-

         ciation right granted pursuant to Section 7(k) may be

         called, which shall be determined by the Committee.  No

         Option shall be exercisable after the expiration of ten (l0)

         years from the date it is granted.  During the lifetime of

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         the Optionee, the Option shall be exercisable only by the

         Optionee and shall not be assignable or transferable.  In

         the event of the Optionee's death, no Option shall be

         transferable by the Optionee otherwise than by will or the laws of descent and distribution.

                  Subject to the foregoing, beginning

         six (6) months after the date of grant the Optionee shall

         have the right to exercise the Option (or in lieu thereof to call the related stock appreciation right as described in

         Section 7(k)) in whole or in part:

                  (i) Upon consummation of a reorganization, merger

             or consolidation involving the Corporation (a "Business

             Combination"), in each case, unless, following such

             Business Combination, (A) all or substantially all of

             the individuals and entities who were the beneficial

             owners, respectively, of the then outstanding shares of

             Common Stock (the "Outstanding Common Stock") and then

             outstanding voting securities of the Corporation entitled

             to vote generally in the election of directors (the

             "Outstanding Voting Securities") immediately prior to

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             such Business combination beneficially own, directly

             or indirectly, more than 50% of, respectively, the then

             outstanding shares of common stock and the combined

             voting power of the then outstanding voting securities

             entitled to vote generally in the election of directors

             of the corporation resulting from such Business

             Combination (including, without limitation, a

             corporation which as a result of such transaction owns

             the Corporation either directly or through one or more

             subsidiaries), (B) no Person (as defined in subparagraph

             (iii) below) (excluding any corporation resulting from

             such Business Combination or any employee benefit plan

             (or related trust) sponsored or maintained by the

             Corporation or such other corporation resulting from

             such Business Combination) beneficially owns, directly

             or indirectly, 20% or more of, respectively, the then

             outstanding shares of common stock of the corporation

             resulting from such Business Combination or the combined

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             voting power of the then outstanding voting securities

             of such corporation except to the extent that such

             ownership is based on the beneficial ownership, directly

             or indirectly, of Outstanding Common Stock or

             Outstanding Voting Securities immediately prior to the

             Business Combination and (C) at least a majority of the

             members of the board of directors of the corporation

             resulting from such Business Combination were members

             of the Board at the time of the execution of the

             initial agreement, or of the action of the Board,

             providing for such Business Combination; provided,

             however, if the Corporation and the other party to

             the Business Combination agree that the transaction

             is to be treated as a pooling of interests, for

             financial reporting purposes, and if the transaction

             in fact is so treated, then the right to exercise

             the Option (or to call the related stock appreciation

             right) shall not be accelerated upon consummation of

             the Business Combination to the extent that the

             Corporation's independent accountants and the other

             party's independent accountants separately determine

             in good faith that the acceleration would preclude the

             use of pooling of interests accounting; or

                    (ii) On the date that individuals who, as

             of December 2, 1999 constitute the Board (the

             "Incumbent Board") cease for any reason to constitute

             at least a majority of the Board; provided, however,

             that any individual becoming a director subsequent to

             December 2, 1999 whose election, or nomination for

             election by the Corporation's stockholders, was

             approved by a vote of at least a majority of the

             directors then comprising the Incumbent Board shall

             be considered as though such individual were a member

             of the Incumbent Board, but excluding, for this purpose,

             any such individual whose initial assumption of office

             occurs as a result of an actual or threatened election

             contest with respect to the election or removal of

             directors, an actual or threatened solicitation of

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             proxies or consents or any other actual or threatened

             action by, or on behalf of any Person other than

             the Board; or

                       (iii) Upon the acquisition after December

             2, 1999 by any individual, entity or group (within

             the meaning of Section 13 (d)(3) or 14 (d)(2) of the

             Securities Exchange Act of 1934, as amended (the

             "Exchange Act")) (a "Person") of beneficial ownership

             (within the meaning of Rule 13d-3 promulgated under

             the Exchange Act) of 20% or more of either (A) the

             then Outstanding Common Stock or (B) the combined

             voting power of the Outstanding Voting Securitites;

             provided, however, that the following acquisitions

             shall not be deemed to be covered by this subsection

             (iii):  (x) any acquisition of Outstanding Common

             Stock or Outstanding Voting Securitites by the

             Corporation, (y) any acquisition of Outstanding Common

             Stock or Outstanding Voting Securities by any employee

             benefit plan (or related trust) sponsored or maintained

             by the Corporation or (z) any acquisition of

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             Outstanding Common Stock or Outstanding Voting

             Securities by any corporation pursuant to a transaction

             which complies with clauses (A), (B) and (C) of

             Subsection (i) of this Section 7(e); or

                       (iv) Upon the consummation of the sale

             of all or substantially all of the assets of the

             Corporation or approval by the Stockholders of the

             Corporation of a complete liquidation or dissolution

             of the Corporation.

                   (f)  Termination of Employment Except Death.

                  Except as provided in (l) below, in the event that

         an Optionee shall cease to be employed by the Corporation or its Subsidiaries for any reason other than his or her death,

         such Optionee shall have the right, subject to the restric-

         tions of Subsection (e) hereof, to exercise the Option at

         any time within three (3) months after such termination of employment (thirty-six (36) months in the case of Early,

         Normal or Late Retirement under the Salaried Employees'

         Retirement Plan or Disability), to the extent that, at the date of termination of employment, the Optionee's right to exercise such Option had accrued pursuant to the terms of

         the option agreement with respect to which such Option was granted and had not previously been exercised; provided,

         however, that if the employment of an Optionee is terminated by the Corporation or a Subsidiary by reason of misconduct,

         such option shall cease to be exercisable at the time of the

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         Optionee's termination of employment.  As used herein

         "misconduct" means that the Optionee has engaged in unfair competition with the Corporation or a Subsidiary, induced

         any customer of the Corporation or a Subsidiary to breach

         any contract with the Corporation or a Subsidiary, made any unauthorized disclosure of any of the secrets or confidential information of the Corporation or a Subsidiary, committed an act of embezzlement, fraud or theft with respect to the

         property of the Corporation or a Subsidiary, or deliberately disregarded the rules of the Corporation or a Subsidiary in such a manner as to cause material loss, damage or injury to or otherwise endanger the property, reputation or employees of the Corporation or a Subsidiary.  The Committee shall

         determine whether an Optionee's employment is terminated by reason of misconduct.  In making such determination the

         Committee shall act fairly and shall give the Optionee an

         opportunity to be heard and present evidence on his or her behalf.

                  For this purpose, the employment relationship will

         be treated as continuing intact while the Optionee is on

         military leave, sick leave or other bona fide leave of

         absence (to be determined in the sole discretion of the

         Committee, in accordance with rules and regulations constru-

         ing Code section 422A(a)(2)).  Notwithstanding the foregoing,

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         in the case of an Incentive Stock Option, employment shall not be deemed to continue beyond the ninetieth (90th) day

         after the Optionee ceased active employment, unless the

         Optionee's reemployment rights are guaranteed by statute or by contract.

                  (g)  Death of Optionee.

                  If the Optionee shall die while in the employ of

         the Corporation or a Subsidiary and shall not have fully

         exercised the Option, an Option may be exercised to the

         extent that, at the date of the Optionee's

         death, the Optionee's right to exercise such Option had

         accrued pursuant to the terms of the option agreement and

         had not previously been exercised, at any time within thirty-

         six (36) months after the Optionee's death, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the

         Optionee by bequest or inheritance.

                  (h)   Rights as a Stockholder.

                  An Optionee or a transferee of an Optionee shall

         have no rights as a stockholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in

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         cash, securities or other property) or distributions or

         other rights for which the record date is prior to the date such stock certificate is issued, except as provided in

         Section 10.

                  (i)   Modification, Extension and Renewal

                        of Options.

                  Subject to the terms and conditions and within the

         limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not

         theretofore exercised) for the granting of new Options in

         substitution therefor.  Notwithstanding the foregoing,

         however, no modification of an Option shall, without the

         consent of the Optionee, alter or impair any rights or

         obligations under any Option theretofore granted under the

         Plan.

                  (j)   Sequential Exercise.

                  An Option (the "New Option") which is designated

         by the Committee as an Incentive Stock Option shall not be exercisable with respect to all or any part of the Shares

         subject thereto while there is outstanding any other Incentive

         Stock Option, granted to the Optionee prior to the grant of the New Option, to purchase stock in the Corporation, in a parent or Subsidiary of the Corporation or in a predecessor

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         thereof.  For purposes of the preceding sentence, an Incentive

         Stock Option shall be treated as "outstanding" until such

         Option is exercised in full or expires by reason of the

         lapse of time.

                  (k)  Stock Appreciation Rights.

                  In connection with the grant of any Option pur-

         suant to the Plan, the Committee, in accordance with its

         Rules, may also grant a stock appreciation right pursuant to which the Optionee shall have the right to surrender all or part of such Option and to exercise the stock appreciation right (the "call") and thereby to obtain payment of an

         amount equal to the difference obtained by subtracting the aggregate Exercise Price of the Shares subject to the Option

         (or the portion thereof) so surrendered from the Fair Market

         Value of such Shares on the date of such surrender. In the case of a stock appreciation right called after an event

         described in Section 7 (e)(i) or (iv) above, "Fair Market

         Value" for purposes of this Subsection (k) shall be the

         greater of (A) the Fair Market Value of such Shares as of

         the date immediately prior to the event described in

         Section 7 (e)(i) or (iv) above, or (B) the value of such

         Shares determined as of the date of the call in good faith by the Committe (as composed on the day preceding the date of the event described in Section 7 (e)(i) or (iv) above),

         taking into consideration all relevant facts and

         circumstances.  The

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         call of such stock appreciation right shall be subject to

         such limitations (including, but not limited to, limitations as to time and amount) as the Committee shall deem appropri-

         ate.  The payment may be made in shares of Common Stock

         (determined with reference to its Fair Market Value on the date of call), or in cash, or partly in cash, at the dis-

         cretion of the Committee, provided that the Committee

         determines that such settlement is consistent with the

         purpose set forth in Section 1 hereof, and provided

         further, that if the stock appreciation right is called

         after an event described in Section 7 (e)(i) or (iv),

         the payment shall be made in cash.  For all purposes

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         under the Plan (including Section 6, unless the context

         requires otherwise), the terms "exercise" or "exercisable"

         shall be deemed to include the terms "call" or "callable" as such terms may apply to a stock appreciation right granted in conjunction with an Option and in the event of the call of a stock appreciation right the underlying Option will be deemed to have been exercised for all purposes under the

         Plan.

                  (1)   Effect of Termination of Employment on Stock

                        Appreciation Right.

                  In the event that an Optionee shall cease to be

         employed by the Corporation or its Subsidiaries for any

         reason, any stock appreciation right which may have been

         granted in conjunction with the grant of an Option shall

         expire on the date provided in the Option agreement or in

         rules and regulations adopted by the Committee.

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                  (m)   Other Provisions.

                  The option agreements authorized under the Plan

         shall contain such other provisions not inconsistent with

         the terms of the Plan, including, without limitation, re-

         strictions upon the exercise of the Option, as the Committee shall deem advisable.

                  8.   LIMITATION ON ANNUAL AWARDS.

                  (a)   General Rule.

                  The aggregate Fair Market Value (determined as of

         the date an Option is granted) of the stock for which any

         Optionee may be granted Incentive Stock Options in any

         calendar year commencing after December 31, 1980 under this

         Plan and all other plans maintained by the Corporation, its parent or its Subsidiaries shall not exceed the sum of

         (i) $100,000 plus (ii) any unused limit carryover(s) to such year.

                  (b)   Carryovers.

                  For purposes of Subsection (a) an "unused limit

         carryover" shall arise only in a calendar year commencing

         after December 31, 1980, and shall be equal to one half of the excess of (i) $100,000 over (ii) the aggregate Fair

         Market Value (determined as of the date an Option is granted)

         of the Shares for which the Optionee is granted Incentive

         Stock Options in such year under the Plan or under any other

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         plan maintained by the Corporation, its parent or any

         Subsidiary.  The unused limit carryover arising in any

         calendar year may be carried over to any of the three con-

         secutive calendar years next following such year, but only to the extent not used in an earlier calendar year.  The

         value of the Shares for which Options are granted in any

         calendar year shall be applied first against the basic

         $100,000 limit for such year and then against any unused

         limit carryovers which may be carried over to such year in the order of the calendar years in which such carryovers

         arose.

                  9.   TERM OF PLAN.

                  Options may be granted pursuant to the Plan until

         the termination of the Plan on September 23, 1993.


                  10.   RECAPITALIZATION.

                  Subject to any required action by the stockholders,

         the number of Shares covered by this Plan as provided in

         Section 6, the number of Shares covered by each outstanding

         Option, and the Exercise Price thereof shall be proportion-

         ately adjusted for any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend (but only of

         Common Stock) or any other increase or decrease in the

         number of such Shares effected without receipt of consider-

         ation by the Corporation.

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                 Subject to any required action by the stockholders,

         if the Corporation shall be a party to any

         merger, consolidation or other reorganization each outstand-

         ing Option shall pertain and apply to the securities to

         which a holder of the number of Shares subject to the Option would have been entitled.  In the event of a change in the

         Common Stock as presently constituted, which is limited to a change of all of its authorized shares with par value

         into the same number of shares with a different par value

         or without par value, the shares resulting from any such

         change shall be deemed to be the Common Stock within the

         meaning of the Plan.

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         To the extent that the foregoing adjustments relate to

         stock or securities of the Corporation, such

         adjustments shall be made by the Committee, whose determi-

         nation in that respect shall be final, binding and conclu-

         sive, provided that each Incentive Stock Option granted

         pursuant to this Plan shall not be adjusted in a manner that causes the Option to fail to continue to qualify as an

         incentive stock option within the meaning of section 422 of the Internal Revenue Code.

                  Except as hereinbefore expressly provided in this

         Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other

         increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger,

         or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

                  The grant of an Option pursuant to the Plan shall

         not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

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                  11. SECURITIES LAW REQUIREMENTS.

                  No Shares shall be issued upon the exercise of any

         Option unless and until the Corporation has determined that:

         (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933 or

         perfect an exemption from the registration requirements

         thereof; (ii) any applicable listing requirement of any

         stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied.

                  12. AMENDMENT OF THE PLAN.

                  The Board may, insofar as permitted by law, from

         time to time, with respect to any Shares at the time not

         subject to Options, suspend or discontinue the Plan or

         revise or amend it in any respect whatsoever except that,

         without approval of the holders of Common Stock of the Cor-

         poration, no such revision or amendment shall:

                  (a)   Increase the number of Shares subject to

              the Plan;

                  (b)   Change the designation in Section 5 of

              the Plan of the class of Employees eligible to

              receive options;

                  (c)   Decrease the price at which Incentive

              Stock Options may be granted;

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
                  (d)  Remove the administration of the Plan

              from the Committee;

                  (e)  Render any member of the Committee eligible

              to receive an Option under the Plan while serving

              thereon; or

                  (f)  Amend this Section 12 to defeat its purpose.


                  13. APPLICATION OF FUNDS.

                  The proceeds received by the Corporation from the

         sale of Common Stock pursuant to the exercise of an Option will be used for general corporate purposes.


                  14. NO OBLIGATION TO EXERCISE OPTION.

                  The granting of an Option shall impose no obliga-

         tion upon the Optionee to exercise such Option.


                  15. APPROVAL OF STOCKHOLDERS.

                  This Plan and any amendments described in Section 12

         hereof shall be subject to approval by affirmative vote of the holders of a majority of the outstanding Shares present and entitled to vote at the first annual meeting of stockholders of the Corporation following the adoption of the Plan or of any such amendments.

                  16.  LIMITATION ON PLAN PAYMENTS.

                  Any provision of the Plan to the contrary

         notwithstanding, payments or transfers to an Optionee

         under the Plan shall be limited to the amount (the

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
         "Capped Amount") necessary to avoid characterization

         of any amount payable to the Optionee (including, but

         not limited to, amounts payable under the Plan) as an

         "excess parachute payment" as defined in Code section

         280G, except in the event that the total amount that

         the Optionee would receive from all "parachute payments"

         as defined in Code section 280G, net of all applicable

         taxes, including the excise tax that would be imposed

         pursuant to Code section 4999, would exceed the Capped

         Amount, net of all applicable taxes.

               The determination of whether any amount would

         constitute an "excess parachute payment" shall be made

         by the firm of independent certified public accountants

         serving as the outside auditor of the Corporation as of

         the date of the event specified in Section 7 (e)(i)-(iv).

         In making such determination, such firm may disregard any

         payments or benefits available to the Optionee under any

         contract, plan or program if the Optionee irrevocably

         elects to relinquish or not exercise such payments or

         benefits before the payment or enjoyment thereof.  It is

         intended that payments shall be made under the Plan whether or not the status of a particular payment as an "excess

         parachute payment" has been finally determined by the

         Internal Revenue Service or a court of competent

         jurisdiction.

                  17. INDEMNIFICATION OF COMMITTEE.

                  In addition to such other rights of indemnification

         as they may have as Directors or as members of the Committee,

         the members of the Committee shall be indemnified by the

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
         Corporation against the reasonable expenses, including

         attorneys' fees, actually and necessarily incurred in connec-

         tion with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or

         failure to act under or in connection with the Plan or any

         Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is

         approved by independent legal counsel selected by the Cor-

         poration) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action,

         suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of the member's duties; provided that within sixty (60) days after institu-

         tion of any such action, suit or proceeding a Committee

         member shall in writing offer the Corporation the opportunity,

         at its own expense, to handle and defend the same.

                  18. EXECUTION.

                  To record the amendment and restatement of the

         Plan to read as set forth herein effective as of December

         2, 1999, the Corporation has caused its authorized officer to execute the same.

                                               POTLATCH CORPORATION

                                               By /s/ Betty R Fleshman
                                                    Secretary

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